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                                                                     EXHIBIT 4.1

DESCRIPTION OF SPECIMEN STOCK CERTIFICATE OF REGISTRANT

The face of the stock certificate has a border which is a continuous intricate design all the way around. The upper left and right corners contain a different irregular shaped wavy round design. In the center of the face at the top is a decorative arch. Below the decorative arch is the company name in logo fashion. Below the company logo in the center of the certificate is a light shaded rectangle in which the words "THIS CERTIFIES THAT" and "is the record holder of," which appears in black ink, and the word "SPECIMEN" which appear stamped in red ink. The word "SPECIMEN" is also stamped within the border at the bottom on either side of the corporate seal. The border, upper left and right corners and the decorative arch are all in purple ink, the company logo is in black and blue ink and the rest of the text is in black ink.

The following is the text which appears in black on the face of the stock certificate starting in the upper lefthand corner and moving left to right and down:

COMMON STOCK                                 COMMON STOCK
INCORPORATED UNDER THE LAWS OF               CUSIP 89363A 10 1
THE STATE OF DELAWARE                  SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01
PER SHARE, OF
TRANSCRYPT INTERNATIONAL, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ SIG                              /s/ SIG

TREASURER AND CORPORATE SECRETARY    CHAIRMAN AND CHIEF EXECUTIVE
                                     OFFICER

CORPORATE SEAL

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY
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AUTHORIZED SIGNATURE

The following is the text in black ink which appears on the reverse of the stock certificate starting in the upper left hand corner and moving left to right and down:

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- _________Custodian__________
                      (Cust)            (Minor)

                           under Uniform Gifts to Minors

                        Act______________________
                                 (State)

UNIF TRF MIN ACT  --    _________Custodian (until age ______)
                        _____________ under Uniform Transfers
                              (Minor)

                       to Minors Act _____________________
                                      (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
[BOX]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of
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substitution in the premises.

Dated _________________________________

X_____________________________________
       (SIGNATURE)
X_____________________________________
       (SIGNATURE)

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

AFFIX MEDALLION SIGNATURE GUARANTEE IMPRINT BELOW

ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.